UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
(AMENDMENT NO. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 30, 2007

Parametric Technology Corporation
(Exact name of registrant as specified in its charter)

Massachusetts	04-2866152
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

140 Kendrick Street, Needham, MA 02494
(Address of principal executive offices, including zip code)
(781) 370-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-23.1 Consent of Independent Accountants
EX-99.1 Audited consolidated financial statements dated October 31, 2007
EX-99.2 Unaudited pro forma combined condensed financial information

EXPLANATORY NOTE
As reported in the Current Report on Form 8-K filed by Parametric Technology Corporation (“PTC”) on December 3, 2007 (the “Initial Form 8-K”), PTC, through Parametric Technology GmbH, a wholly-owned subsidiary of PTC (“Purchaser”), completed the acquisition of CoCreate Software GmbH (“CoCreate”) pursuant to the terms of a Share Purchase Agreement dated as of October 31, 2007 by and among Max Participations II, S.a.r.l., Mr. William Gascoigne and Mr. Anand Gowda (“Sellers”), CoCreate, PTC and Purchaser, as amended by an Amendment Agreement dated as of November 30, 2007 by and among Sellers, CoCreate, PTC and Purchaser (together, the “Share Purchase Agreement”).
As permitted by Item 9.01(a)(4) of Form 8-K, the Initial Form 8-K did not include certain financial statements and pro forma financial information. This Amendment No. 1 amends the Initial Form 8-K to include the financial statements of CoCreate and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The audited consolidated financial statements of CoCreate Software GmbH as of and for the year ended October 31, 2007 are attached hereto as Exhibit 99.1 and incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited pro forma combined condensed financial information for PTC and CoCreate Software GmbH required by Article 11 of Regulation S-X is attached hereto as Exhibit 99.2 and incorporated herein by reference.
(d) Exhibits
*2.1	Share Purchase Agreement dated as of October 31, 2007 by and among Max Participations II, S.a.r.l., Mr. William Gascoigne and Mr. Anand Gowda (“Sellers”), CoCreate Software GmbH (“CoCreate”), Parametric Technology Corporation (“PTC”) and Parametric Technology GmbH (“Purchaser”), as amended by an Amendment Agreement dated as of November 30, 2007 by and among Sellers, CoCreate, PTC and Purchaser.
23.1	Consent of PricewaterhouseCoopers AG
99.1	Audited consolidated financial statements of CoCreate Software GmbH for the year ended October 31, 2007.
99.2	Unaudited pro forma combined condensed financial information.

*	Previously filed as the same numbered exhibit to the Initial Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parametric Technology Corporation
Date: February 6, 2008	By:	/s/ Cornelius F. Moses, III
Cornelius F. Moses, III
Executive Vice President and Chief Financial Officer

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